UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTIONS 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of report (Date of earliest
                                event reported):
                                October 21, 2004


                                    QNB CORP.
             (Exact name of registrant as specified in its charter)

Pennsylvania                             0-17706                 23-2318082
--------------------------------   -----------------------   -------------------
(State or other jurisdiction of    (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                              Identification No.)

15 North Third Street, Quakertown, PA                     18951-9005
-------------------------------------                   -----------------
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:   (215)538-5600
                                                   ---------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

         On October 19, 2004, at a regular meeting of the Board of Directors, Anna Mae Papso was appointed to the Board of Directors of QNB Corp. A copy of the press release issued October 20, 2004 by the registrant announcing Ms. Papso's appointment is attached as Exhibit 99 to this Report on Form 8-K and is incorporated into this Item 5.02 by reference.

         Ms. Papso has also been appointed to the Audit Committee of the registrant. Ms. Papso does not have a direct or indirect material interest in any transaction with the registrant required to be disclosed pursuant to Item 404(a) of Regulation S-K. There was no arrangement or understanding between Ms. Papso and any other person pursuant to which Ms. Papso was elected to the Board of Directors.


ITEM 9(c)   EXHIBITS

            99.1     News release disseminated on October 20, 2004 by QNB Corp.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                        QNB Corp.

                                                        By: /s/ Bret H. Krevolin
                                                        ------------------------
                                                        Bret H. Krevolin
                                                        Chief Financial Officer

Dated:  October 21, 2004

                                  EXHIBIT INDEX

Exhibit No.                                          Description

99.1              News release disseminated on October 20, 2004 by QNB Corp.


Section 2:  EX-99.1 (EX-99.1 NEWS RELEASE DISSEMINATED ON
OCTOBER 20, 2004)